Exhibit 10.40

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as

*****. A complete version of this exhibit has been filed separately with the SEC.

EXECUTION VERSION

DERIV/SERV SUPPORT AGREEMENT

This Deriv/SERV Support Agreement (this “Agreement”) is entered into as of April 2, 2013 (the “Effective Date”) by and among DTCC Deriv/SERV LLC, a New York limited liability company (“Deriv/SERV”), The Depository Trust & Clearing Corporation, a New York corporation (“DTCC”), and MarkitSERV, LLC, a Delaware limited liability company (the “Company”). Deriv/SERV and DTCC are each a “Provider” and shall collectively be referred to as the “Providers”. The Providers and the Company are each a “Party” and shall collectively be referred to as the “Parties”.

W I T N E S S E T H:

WHEREAS, Deriv/SERV, DTCC Ventures Corporation, a Delaware corporation, Markit North America, Inc., a Delaware corporation and MarkitSERV Holdings Limited, a corporation formed under the laws of England and Wales, have entered into a Share Purchase Agreement dated April 2, 2013 (the “Share Purchase Agreement”); and

WHEREAS, pursuant to the Share Purchase Agreement, it was agreed that the Parties would enter into this Agreement pursuant to which the Providers shall provide the Services (as defined below) to the Company all in accordance with, and as set forth in more detail in, this Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, for themselves, their successors and assigns, hereby agree as follows:

ARTICLE 1

SERVICES

1.1 Transition Services. Deriv/SERV and DTCC shall provide to the Company and its subsidiaries the following services and support (the “Transition Services”) in accordance with the terms and conditions of this Agreement:

1.1.1 legal services and support, as set forth on Schedule A1;

1.1.2 transitional billing, as set forth on Schedule A2; and

1.1.3 settlement and collection, as set forth on Schedule A3.

1.2 Long Term Services. Deriv/SERV and DTCC shall provide to the Company and its subsidiaries the following services and support (the “Long Term Services” and, together with the Transition Services, the “Services”) in accordance with the terms and conditions of this Agreement:

1.2.1 access to and support of networking and data center hosting for the Company’s information technology systems, as set forth on Schedule B1;

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1.2.2 long term Tier 2 customer service, as set forth on Schedule B2;

1.2.3 ADM mainframe services, as set forth on Schedule B3; and

1.2.4 mainframe billing, as set forth on Schedule B4.

1.3 Provision of Services. The Providers shall, themselves or through any of their affiliates, perform and deliver all Services as detailed in the Schedules referred to in Sections 1.1 and 1.2 above (collectively, the “Schedules”). For purposes of the Schedules, references to the Company shall include the Company and its subsidiaries. ******************************************** ************************************************************************************************************ ************************************************************************************************************ ************************************************************************************************************ ************************************************************************************************************ ************************************************************************************************************ **************************************************************

1.4 Duration of Services. Subject to the terms of this Agreement, each Provider of a Service shall provide such Service to the Company until the date on which such Service is terminated as provided in the applicable Schedule or otherwise pursuant to Article 5.

1.5 Outsourcing. It is contemplated that the Services shall be performed solely by the Providers or their respective affiliates. To the extent that a Provider desires to outsource or subcontract the performance of any Service (or otherwise engage a third party service provider to provide any Service), such Provider shall obtain written authorization from the Company (which shall not be unreasonably withheld or delayed) before incurring any costs therefor; provided, however, that the foregoing shall not require such Provider to obtain written authorization from the Company to engage one or more consultants or advisors to assist it in providing any Service.

ARTICLE 2

MIGRATION OF SERVICES; COSTS; OTHER CHARGES

2.1 Migration of Services. The Parties hereby acknowledge that one of the primary purposes of this Agreement and the provision of Services under this Agreement is to enable the Company to develop either independently or through relationships with third party vendors, services in replacement of the Services provided by the Providers. At the reasonable request of, and at no cost to, the Company, the Providers will provide the Company with reasonable support to assist the Company in transitioning each Service within the timeframe set forth in the applicable Schedule. This support may include, at the Providers’ sole cost and expense, (a) providing the Company with reasonable access to the personnel of the Providers and (b) providing the Company with reasonable access to documents or information in the possession

*** Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has

been requested with respect to the omitted portions.

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or control of the Providers and the right to make copies and extracts therefrom, in each case, to the extent related to the Services.

2.2 Fees. The compensation for Services provided by each Provider to the Company shall be set forth on the applicable Schedule, *************************************************************************************************** ************************************************************************************************************ ************************************************************************************************************ ************************************************************************************************************ *********************************

2.3 Changes in Long Term Services. Unless otherwise mutually agreed to by the Parties, beginning no later than February 1 of each calendar year starting in calendar year 2014, the Parties shall consult together to review the Long Term Services that will be provided as of the start of the following calendar year. This consultation process shall be conducted by the Parties in good faith and in a reasonable manner, and if the Parties mutually agree to change any Long Term Service, then no later than April 1 of each calendar year starting in calendar year 2014, the Parties shall execute a writing in the form of the Schedules (or other appropriate form), which shall constitute an amendment of this Agreement pursuant to Section 6.8, setting forth (a) any changes to the Long Term Services to which the Parties agree, (b) the service change fees to be paid to the Providers in connection with the change of such Long Term Services and (c) the fees to be paid to the Providers for the provision of any such Long Term Services. For the avoidance of doubt, except as provided in this Section 2.3 or in the applicable Schedule, the Company shall not reduce its usage of any of the Services.

2.4 Invoicing and Settlement.

2.4.1 Except as otherwise provided in the Schedules, each Provider shall invoice the Company on a monthly basis, in arrears, for the previous month’s Services.

2.4.2 The Company agrees to pay amounts due within forty five (45) days after the date of invoice.

2.4.3 Notwithstanding the foregoing, if the Company disputes in good faith and in writing, within thirty (30) days of receipt of a Provider’s invoice, the amount reflected on such invoice, it may withhold payment of such disputed amount (the Company shall pay the undisputed portion (if any) of such invoice as provided in Section 2.4.2). In the event of such a dispute, representatives of the Company and the applicable Provider shall promptly meet and use reasonable efforts to resolve the dispute, and the Company shall pay the agreed amounts owed to the applicable Provider within five (5) days of resolution of any such dispute. In the event that representatives of the Company and the applicable Provider are unable to resolve the dispute, either the Company or the applicable Provider may then submit the dispute to binding arbitration under the auspices of the International Centre for Dispute Resolution (the “ICDR”) in accordance with its International Arbitration Rules by a panel of three arbitrators, one chosen by the Company, one chosen by the applicable Provider and one (who shall be the chairman of the panel)

*** Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has

been requested with respect to the omitted portions.

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chosen by the other two arbitrators. Such arbitrators shall not be limited to persons on the rosters maintained by the ICDR but rather may include all persons of demonstrated expertise in international financial services matters.

ARTICLE 3

INTELLECTUAL PROPERTY

3.1 Ownership of Work Product.

3.1.1 Intellectual Property. For the purposes of this Agreement, “Intellectual Property” shall mean, on a worldwide basis, all: (a) inventions, whether or not patentable, reduced to practice or made the subject of one or more pending patent applications, (b) patents and patent applications (including all reissues, divisions, continuations, continuations-in-part, extensions and reexaminations thereof) registered or applied for in the United States and all other nations throughout the world and all improvements to the inventions disclosed in each such registration, patent or patent application, (c) trademarks, service marks, trade dress, logos, domain names, trade names and corporate names (whether or not registered) in the United States and all other nations throughout the world, including all variations, derivations, combinations, registrations and applications for registration of the foregoing and all goodwill associated therewith, (d) copyrights (whether or not registered) and registrations and applications for registration thereof in the United States and all other nations throughout the world, including all derivative works, moral rights, renewals, extensions, reversions or restorations associated with such copyrights, now or hereafter provided by law, regardless of the medium of fixation or means of expression, (e) all computer software, (including data and related documentation), computer software programs or applications in both source and object code form, databases, data collections and technical documentation of all such software programs; firmware, files, schematics, logic diagrams, flow charts, designs, models, algorithms, routines, sub-routines, engineering and product specifications, program and system logic, program architecture, program structure, sequence and organization, listings, screen displays, languages, compilers, testing routines and procedures, test results, training materials, all media on which any of the foregoing is recorded; all technology and tools used to design, develop, test, support, maintain and diagnose errors in the software; all updates, upgrades, modifications, enhancements, improvements and derivatives of the foregoing and all other information and technical data related to the ownership, use, design, development, testing, enhancement, support and/or maintenance of the software (collectively, the “Software”), (f) trade secrets and, whether or not confidential, know-how, (g) copies and intangible and tangible embodiments of any of the foregoing, in whatever form or medium, (h) all rights to obtain and rights to apply for patents, and to register trademarks and copyrights, (i) all rights in all of the foregoing provided by treaties, conventions and common law or otherwise and (j) all rights to sue or recover and retain damages and costs and attorneys’ fees for past, present and future infringement or misappropriation of any of the foregoing.

3.1.2 Provider Intellectual Property. The Intellectual Property of each Provider and its affiliates used in connection with the provision of Services to the

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been requested with respect to the omitted portions.

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Company, whether or not created prior to the date of this Agreement (“Provider Intellectual Property”), shall remain the property of such Provider or its affiliates, as applicable, and no rights therein shall be assigned or granted to the Company, other than as expressly provided herein. To the extent that any Provider Intellectual Property is required to be used by the Company in connection with the provision of the Services hereunder, each Provider, for itself and as agent for its affiliates, hereby grants to the Company a perpetual, non- exclusive, limited, nontransferable, nonsublicensable (except as provided in the last sentence of this Section 3.1.2), ************ license to use such Provider Intellectual Property of such Provider or its affiliates solely in connection with the use of such Provider’s Services. For the sake of clarity, the Company may continue to use such Provider Intellectual Property of such Provider or its affiliates in connection with such Services even if such Provider is no longer providing such Services; and, if a third party is engaged by the Company to provide such Services to the Company, and, in connection therewith, such Provider Intellectual Property is required to be used by such third party, the Company may grant to such third party a non-exclusive, limited, nontransferable, nonsublicensable, ************ sublicense to use such Provider Intellectual Property solely in connection with the provision of Services by such third party to the Company pursuant to a sublicense agreement among the Company, such third party and such Provider having terms reasonably satisfactory to such Provider, including, without limitation, that the Provider Intellectual Property will be (a) used only for Services rendered by such third party to the Company, (b) kept confidential and (c) returned to the Company at the conclusion of the engagement.

3.1.3 Work Product. ******************************************************************************** ******************************************************************************************************* ******************************************************************************************************* ******************************************************************************************************* ******************************************************************************************************* ******************************************************************************************************* ******************************************************************************************************* *******************************************************************************************************

3.1.4 Third Party Licensing. Certain systems and Software are used by the Providers under license agreements between the Providers and various vendors (“Existing License Agreements”). The provision of the Services is contingent upon the rights granted in the Existing License Agreements. To the extent authorized by a vendor pursuant to an Existing License Agreement, the Providers hereby pass through to the Company any and all warranties accompanying such third party systems and Software used in connection with the Services. To provide the applicable Services using such systems and Software, the Providers may be required by the terms of the Existing License Agreements to negotiate new license agreements, consents or amendments to the Existing License Agreements, or the Company may be required to enter into new agreements directly with

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been requested with respect to the omitted portions.

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the vendors. The Providers and the Company shall use reasonable commercial efforts to obtain or cooperate in obtaining, at the lowest possible cost, any such new license agreements, consents and amendments to the extent needed to provide the Services. All costs incurred in connection with obtaining any such new license agreements, consents or amendments shall be paid by the Providers. If any such new license agreement, consent or amendment cannot be obtained at reasonable cost, the Providers and the Company shall use reasonable commercial efforts to ensure that the Company receives a benefit as nearly comparable to the Existing Licenses Agreements as practicable.

ARTICLE 4

REPRESENTATIONS AND WARRANTIES; LIABILITY AND INDEMNIFICATION

4.1 Representations and Warranties. Each Party represents and warrants that: (a) it has all requisite limited liability company or corporate power and authority, as applicable, to execute, deliver and perform its obligations under this Agreement; and (b) it has not entered into any agreement in conflict with this Agreement.

4.2 Limitation of Liability and Indemnity.

4.2.1 OTHER THAN WITH RESPECT TO A PROVIDER’S INDEMNITY OBLIGATIONS HEREUNDER, IN NO EVENT WILL (A) ANY PROVIDER BE LIABLE TO THE COMPANY FOR ANY TYPE OF INCIDENTAL, SPECIAL, EXEMPLARY, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES, INCLUDING, BUT NOT LIMITED TO, LOST REVENUE, LOST PROFITS, REPLACEMENT GOODS, LOSS OF TECHNOLOGY, RIGHTS OR SERVICES, LOSS OF DATA, OR INTERRUPTION OR LOSS OF USE OF SERVICES OR EQUIPMENT EVEN IF SUCH PARTY WAS ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, AND WHETHER ARISING UNDER A THEORY OF CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE AND (B) *********************************************************** ************************************************************************************************ ************************************************************************************************** **************************************************************************************************** ************************************************************************************************

4.2.2 OTHER THAN WITH RESPECT TO A PARTY’S INDEMNITY OBLIGATIONS HEREUNDER, NO PARTY SHALL HAVE ANY LIABILITY TO ANY OTHER PARTY HEREUNDER, WHETHER DIRECT OR INDIRECT, AND WHETHER ARISING UNDER A THEORY OF CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE, EXCEPT FOR DAMAGES WHICH HAVE RESULTED FROM THE GROSS NEGLIGENCE, WILLFUL DEFAULT OR WILLFUL MISCONDUCT OF SUCH PARTY OR ITS DIRECTORS, OFFICERS, AGENTS OR EMPLOYEES.

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4.2.3 Each Provider agrees to defend, indemnify and hold harmless the Company and any of its affiliates and their respective directors, officers, employees, representatives and agents from and against any and all claims, actions, demands, legal proceedings or liabilities (collectively, “Actions”), and the damages, losses, judgments, authorized settlements, costs or expenses, including without limitation reasonable attorneys’ fees, resulting therefrom (collectively, “Losses”), arising out of, or in connection with, any third party claim:

4.2.3.1 that the Services and/or Work Product provided by such Provider (except to the extent of any design, information, content, data or materials provided by the Company or a third party) infringes or misappropriates any Intellectual Property right of such third party;

4.2.3.2 that the Services and/or Work Product provided by such Provider caused bodily injury (including death) or damaged real or tangible personal property;

4.2.3.3 that the Services and/or Work Product provided by such Provider violated any governmental laws, rules, ordinances, or regulations applicable to such Provider; or

4.2.3.4 that arises from the gross negligence, willful default or willful misconduct of such Provider or its subcontractors in connection with the Services rendered by such Provider.

4.2.4 The Company agrees to indemnify and hold harmless each Provider and any of its affiliates and their respective directors, officers, employees, representatives and agents, from and against any and all Actions or Losses arising out of, or in connection with, any third party claim:

4.2.4.1 that any design, information, content, data or materials provided by the Company in connection with any Service provided hereunder infringes or misappropriates any Intellectual Property right of such third party;

4.2.4.2 arising out of or in connection with the Company’s misuse of any Services, Provider Intellectual Property and/or Work Product;

4.2.4.3 arising out of or in connection with any violation by the Company of any governmental laws, rules, ordinances or regulations applicable to the Company;

4.2.4.4 that the Company caused bodily injury (including death) or damaged real or tangible personal property; or

4.2.4.5 that arises from the gross negligence, willful default or willful misconduct of the Company or its subcontractors in connection with any Services provided hereunder.

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been requested with respect to the omitted portions.

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4.3 Indemnification Procedures.

4.3.1 In the event that any Action shall be instituted or threatened in respect of which indemnity may be sought by a person hereunder (an “Indemnitee”), such Indemnitee shall promptly notify the person against which a claim for indemnification is being asserted (“Indemnitor”) thereof in writing. Failure to provide such notice promptly shall not affect the Indemnitor’s obligations hereunder except to the extent that the Indemnitor is actually prejudiced thereby.

4.3.2 The Indemnitor shall have the right to control the defense of any such Action, and, in connection therewith, to retain counsel, reasonably satisfactory to the Indemnitee, at the Indemnitor’s expense, to represent the Indemnitee. The Indemnitor shall keep the Indemnitee advised of the status of such Action and the defense thereof and shall consider in good faith recommendations made by the Indemnitee with respect thereto.

4.3.3 In connection with any such Action, the Indemnitee shall have the right to retain its own counsel at its own expense to participate in (but not control) the defense; provided, however, that the fees and expenses of such counsel shall be reimbursed by the Indemnitor if (a) the Action is one for which indemnity may be sought by an Indemnitee pursuant to this Article 4 and the Indemnitor shall have failed, within a reasonable time after having been notified of the existence of such Action, to assume, and thereafter diligently prosecute, the defense thereof, or (b) the named parties to any such Action include both the Indemnitor and such Indemnitee and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that, with respect to any legal expenses of the Indemnitee subject to reimbursement by the Indemnitor pursuant to this Article 4, the Indemnitor shall not be liable for the fees and expenses of more than one law firm (in addition to any required local counsel) and that all fees and expenses of such counsel shall be paid as they are incurred and billed.

4.3.4 The Indemnitor shall not be liable for the settlement of any Action effected without its written consent, but if an Action is settled with its consent or if there is a final judgment against the Indemnitee, the Indemnitor shall indemnify the Indemnitee to the extent provided in this Article 4. The Indemnitor shall not effect any settlement of any Action in respect of which an Indemnitee is seeking indemnification hereunder without the prior written consent of such Indemnitee (which consent shall not be unreasonably withheld or delayed by such Indemnitee), unless such settlement includes an unconditional release of such Indemnitee from all liability and claims that are the subject matter of such Action.

4.3.5 As necessary or useful to effecting the foregoing procedures, the Indemnitor shall cooperate with the Indemnitee in the execution and delivery of agreements, instruments and other documents and in the provision of access to witnesses, documents and property (including access to perform interviews, physical investigations or other activities).

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ARTICLE 5

TERM AND TERMINATION

5.1 Term. Except as otherwise provided herein or as otherwise agreed in writing by the Parties (including in a Schedule), this Agreement shall remain in effect for a period of ********** from the date hereof unless terminated earlier by mutual agreement of the Parties. To the extent the term of a Service is set forth on a particular Schedule, the obligation of the Provider of such Service to provide or procure such Service shall terminate on the date set forth on the Schedule.

5.2 Termination.

5.2.1 Subject to the provisions of the applicable Schedule, the Company may terminate a Provider’s obligation to provide or procure any Service if the Provider shall have failed to perform any of its material obligations under this Agreement relating to any such Service, and the Company shall have notified Provider in writing of such failure and, to the extent susceptible to cure, such failure shall have continued for a period of forty-five (45) days after receipt of such written notice.

5.2.2 Subject to the provisions of the applicable Schedule, the Company may elect to terminate a Provider’s obligation to provide or procure any Transition Service upon delivery to such Provider of prior written notice of such election at least three (3) months prior to the effective date of any such termination. For the avoidance of doubt, the notice provision in this Section 5.2.2 does not apply to any Transition Service terminated pursuant to Section 5.2.1.

5.2.3 Subject to the provisions of the applicable Schedule, a Provider may terminate its provision of any Service if:

5.2.3.1 the Company shall have failed to perform any of its material obligations (including payment) under this Agreement relating to any such Service, and such Provider shall have notified the Company in writing of such failure and such failure shall have continued for a period of at least thirty (30) days after receipt of such written notice; or

5.2.3.2 the Company is using such Service in violation of law, rule or regulation or otherwise not in compliance with this Agreement, in which case the Provider may terminate its provision of such Service for the duration of such violation or noncompliance.

5.3 Effect of Termination. Other than as required by law or as specifically stated in the Schedule relating to such Service, upon termination of any Service, or upon termination of this Agreement in accordance with its terms, no Provider shall, after such termination, have any further obligation to provide the terminated Service.

5.3.1 Notwithstanding termination of this Agreement or any Service, and other than as set forth herein, the Company shall remain liable to the Providers for fees

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(including any service change fees) then owed and payable in respect of the Services provided prior to the effective date of the termination, and the provisions of Articles 3, 4, 5 and 6 shall survive any such termination indefinitely.

5.3.2 Following termination of this Agreement with respect to any Service, each Provider and the Company agree to cooperate in providing for an orderly transition of such Service to the Company or to a successor service provider.

ARTICLE 6

MISCELLANEOUS

6.1 Confidential Information.

6.1.1 Except as provided below, all oral or written information provided by a Party (a “Disclosing Party”) to another Party (a “Receiving Party”) pursuant to this Agreement, including information relating to third parties, is deemed confidential (“Confidential Information”). A Receiving Party will not use such information for any purpose other than the purpose for which it was disclosed and shall prevent the disclosure to third parties of any and all Confidential Information for a period of ten (10) years from the termination or expiration of this Agreement, provided, that the Receiving Party’s obligation hereunder shall not apply to information that:

6.1.1.1 is already rightfully in the Receiving Party’s possession on a non-confidential basis at the time of disclosure;

6.1.1.2 is or subsequently becomes part of the public domain through no action of the Receiving Party;

6.1.1.3 is subsequently rightfully received by the Receiving Party from a third party having no obligation of confidentiality to the party disclosing the Confidential Information; or

6.1.1.4 is disclosed to third parties as required by law, provided that if a Receiving Party is served with any subpoena or other legal process or a court or governmental request or order requiring or purporting to require the disclosure of any of the Disclosing Party’s Confidential Information, the Receiving Party shall, unless prohibited by law, promptly notify the Disclosing Party of such fact and cooperate fully (at the Disclosing Party’s expense) with the Disclosing Party and its legal counsel in opposing the legal process, seeking a protective order, seeking to limit, or appealing any such legal process, request, or order to the extent deemed appropriate by the Disclosing Party.

6.1.2 The Receiving Party agrees to use the same degree of care, but no less than a reasonable degree of care, to protect against the unauthorized disclosure of a Disclosing Party’s Confidential Information as it uses to protect its own Confidential Information. Confidential Information may be disclosed by a Receiving Party to any of its employees, directors, consultants or advisers, including legal counsel, tax advisers and auditors, on a need-to-know basis in connection with the performance of the Services,

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provided, that the Receiving Party shall be liable for any breach of this Section 6.1 by such employee, director, consultant or adviser.

6.1.3 Upon the termination of this Agreement, at the request of a Disclosing Party, the Receiving Party shall deliver to the Disclosing Party, or at the election of the Disclosing Party destroy, all Confidential Information of the Disclosing Party, together with any and all copies thereof.

6.1.4 The Parties acknowledge that the remedies at law for breach of any covenant relating to the protection of Confidential Information may be inadequate, and each Party shall be entitled to seek injunctive relief for any breach of the provisions of this Agreement relating to the protection of its Confidential Information or Intellectual Property. Nothing contained in this Section 6.1.4 shall be construed as limiting the Parties’ rights to any other remedies at law, including the recovery of damages for breach of this Agreement.

6.2 Notices. All notices, requests, consents and other communications hereunder must be in writing and shall be deemed to have been duly given only if delivered (a) personally, (b) by overnight courier service or (c) by mail (first class postage prepaid) to the Parties at the following addresses:

If to Deriv/SERV or DTCC, to:

Jeffrey T. Waddle, Esq.

The Depository Trust & Clearing Corporation

55 Water Street

New York, New York 10041

with a copy to:

Larry E. Thompson, Esq.

The Depository Trust & Clearing Corporation

55 Water Street

New York, New York 10041

If to the Company, to:

MarkitSERV, LLC

c/o Markit Group Limited

4th floor, Ropemaker Place

25 Ropemaker Street

London, EC2Y 9LY, United Kingdom

Attention: Chief Executive Officer

with a copy to:

Michael E. Callahan, Esq.

Proskauer Rose LLP

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been requested with respect to the omitted portions.

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11 Times Square

New York, New York 10036

All such notices, requests, consents and other communications shall if (a) delivered personally to the address as provided in this Section 6.2, be deemed given upon delivery, and (b) delivered by overnight courier service or mail in the manner described above to the address as provided in this Section 6.2, be deemed given upon receipt (in each case regardless of whether such notice, request, consent or other communication is received by any other person to whom a copy of such notice, request, consent or other communication is to be delivered pursuant to this Section 6.2). Any Party from time to time may change its address or other information for the purpose of notices to that Party by giving notice pursuant to this Section 6.2 specifying such change to the other Parties.

6.3 Independent Contractor. All Services performed by the Providers under this Agreement shall be performed by the Providers as independent contractors, and employees of the Providers or any other entities providing Services shall at all times be under a Provider’s sole discretion and control. Each Provider shall be responsible for and shall withhold or pay, or both, as may be required by law, all taxes pertaining to the employment of such Provider’s personnel and/or performance by it of such Provider’s Services. Subject to each Party’s express obligations under this Agreement, the management of and control over the provision of the Services shall reside solely with the applicable Provider.

6.4 Force Majeure. For purposes of this Section, “Force Majeure” means an event beyond the reasonable control of any Provider, which by its nature could not have been foreseen by a Provider, or, if it could have been foreseen, was unavoidable, and includes without limitation, acts of God, storms, floods, riots, fires, sabotage, civil commotion or civil unrest, labor trouble or shortage, interference by civil or military authorities, acts of war (declared or undeclared), electronic virus, electronic attack or infiltration, internet disturbance, and failure of energy or telecommunications sources. No Provider shall have any liability for failure to perform any Service required to be performed by it or failure to fulfill any obligation under this Agreement, so long as and to the extent to which the fulfillment of such Service or obligation is prevented, frustrated, hindered or delayed as a consequence of circumstances of Force Majeure; provided, that (a) promptly upon the occurrence of such Force Majeure and continuously thereafter, such Provider shall have ******************************************************************************** ******************************** and (b) for the avoidance of doubt, the Company may exercise its rights under Section 5.2.1.

6.5 Insurance. ************************************************************************************ ******************************************************************************************** ****************************

6.6 Entire Agreement. This Agreement (a) supersedes all prior discussions and agreements between the Parties with respect to the subject matter hereof and (b) contains the sole and entire agreement between the Parties with respect to the subject matter hereof. No oral

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explanation of or oral information relating to this Agreement offered by any Party shall alter the meaning or interpretation of this Agreement. This Agreement includes the Schedules hereto, which do not change or supersede any term of this Agreement except to the extent that any term of any Schedule is unambiguously contrary to this Agreement, in which case the term of the Schedule will control.

6.7 Waiver. Any term or condition of this Agreement may be waived at any time by the Party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the Party waiving such term or condition. No waiver by any Party of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Agreement on any future occasion. All remedies, either under this Agreement or by law or otherwise afforded, shall be cumulative and not alternative.

6.8 Amendment. This Agreement may be amended, supplemented or modified only by a written instrument duly executed by or on behalf of each Party.

6.9 No Third Party Beneficiary. The terms and provisions of this Agreement are intended solely for the benefit of the Parties and their respective successors or permitted assigns, and it is not the intention of the Parties to confer third party beneficiary rights upon any person other than a person entitled to indemnity under Article 4.

6.10 No Assignment; Binding Effect. Neither this Agreement nor any right, interest or obligation hereunder may be assigned by any Party without the prior written consent of the other Parties and any attempt to do so shall be void, except each Party may assign any or all of its rights, interests and obligations hereunder to a directly or indirectly wholly-owned subsidiary of such Party or the ultimate corporate parent of such Party or to a successor in interest, provided that any such assignee agrees in writing to be bound by all of the terms, conditions and provisions contained herein, but no such assignment shall relieve such Party of its obligations hereunder. Subject to the preceding sentence, this Agreement is binding upon, inures to the benefit of and is enforceable by the Parties and their respective successors and assigns.

6.11 Consent to Jurisdiction. Each Party hereby irrevocably submits to the exclusive jurisdiction of the United States District Court for the Southern District of New York or any court of the State of New York located in the Borough of Manhattan in the City of New York in any action or proceeding arising out of or relating to this Agreement, and agrees that any such action or proceeding shall be brought only in such courts; provided, however, that such consent to jurisdiction is solely for the purpose referred to in this Section 6.11 and shall not be deemed to be a general submission to the jurisdiction of such courts other than for such purpose. Each Party hereby irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such action or proceeding brought in such courts and any claim that any such action or proceeding brought in such courts has been brought in an inconvenient forum.

6.12 Invalid Provisions. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future law, and if no Party’s rights or obligations under

*** Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has

been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED by Markit Ltd.

this Agreement will be materially and adversely affected thereby, (a) such provision shall be fully severable, (b) this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof and (c) the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom.

6.13 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to a contract executed and performed in such State, without giving effect to the conflicts of laws principles thereof that would cause application of the laws of any jurisdiction other than the State of New York.

6.14 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

6.15 Headings. The headings used in this Agreement have been inserted for convenience of reference only and do not define or limit the provisions hereof.

[Signature page follows]

*** Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has

been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED by Markit Ltd.

EXECUTION VERSION

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date first above written.

DTCC DERIV/SERV LLC

By:	/s/ Ellen Fine Levine
	Name:	Ellen Fine Levine
	Title:	Treasurer

THE DEPOSITORY TRUST & CLEARING CORPORATION

By:	/s/ Ellen Fine Levine
	Name:	Ellen Fine Levine
	Title:	Chief Financial Officer

MARKITSERV, LLC

By:
Name:
Title:

[Signature Page – Deriv/SERV Support Agreement]

*** Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has

been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED by Markit Ltd.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date first above written.

DTCC DERIV/SERV LLC

By:
Name:
Title:

THE DEPOSITORY TRUST & CLEARING CORPORATION

By:
Name:
Title:

MARKITSERV, LLC

By:	/s/ J. Gooch
	Name:	J. Gooch
	Title:	CEO

[Signature Page – Deriv/SERV Support Agreement]

*** Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has

been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED by Markit Ltd.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date first above written.

DTCC DERIV/SERV LLC

By:
Name:
Title:

THE DEPOSITORY TRUST & CLEARING CORPORATION

By:
Name:
Title:

MARKITSERV, LLC

By:	/s/ Peter Axilrod
Name: Peter Axilrod
Title: Chairman of the Board of Managers

[Signature Page – Deriv/SERV Support Agreement]

*** Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has

been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED by Markit Ltd.

Deriv/SERV Support Agreement

Schedule A1 – Legal1

Background and rationale for temporary provision of Service	Original Transaction. In 2009, in connection with the formation of MarkitSERV, LLC (“MarkitSERV U.S.) as a joint venture between DTCC Deriv/SERV LLC (“Deriv/SERV”), on the one hand, and Markit North America, Inc. (“Markit U.S.”) and MarkitSERV Holdings Limited (“Markit U.K.”), on the other hand:

a.      Deriv/SERV, Markit U.S. and Markit U.K. entered into a Limited Liability Company Agreement of MarkitSERV, LLC, pursuant to which Deriv/SERV came to hold ****************** ****************************************************************************** ****************************************************************************** ********************************************************************** the “MarkitSERV Shares”); and

b.      Deriv/SERV, The Depository Trust & Clearing Corporation (“DTCC”), the corporate parent of Deriv/SERV, Markit U.S. and Markit Group Limited (“MGL”), the corporate parent of Markit U.S., entered into a Parent Support Agreement pursuant to which Deriv/SERV, DTCC, Markit U.S. and MGL have, since 2009, provided various support services to MarkitSERV, including legal services provided by the DTCC Legal Department to MarkitSERV U.S. and MarkitSERV U.K. (together “MarkitSERV”).

********************************************************************************** ******************************************************

Current Transaction. On the date hereof, in connection with the transfer of the MarkitSERV Shares from Ventures to Markit U.S. and Markit U.K.:

a.      DTCC, Deriv/SERV, Ventures and certain of their affiliates, on the one hand, and MGL, Markit U.S., Markit U.K., MarkitSERV U.S., MarkitSERV UK and certain of their affiliates, on the other hand, have entered into a Strategic Alliance Agreement to restructure and continue their relationship (in the context of MarkitSERV) going

[1]	In addition to the specific Service Level Agreements set forth herein, with regard to Services to be provided by Deriv/SERV to MarkitSERV, the parties agree that they will work together in good faith subsequent to the Closing to create and maintain a working transition plan for such Services. Such transition plan shall provide for the documents, training and other matters necessary for full transition of such Services.

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forward (the “Alliance Agreement”);

b.      Deriv/SERV, DTCC and MarkitSERV U.S. have entered into a Deriv/SERV Support Agreement for DTCC and Deriv/SERV to provide certain transitional support services to or on behalf of MarkitSERV, including the temporary provision of the legal services described in this Schedule A1 (the “Deriv/SERV Support Agreement”)

c.      MarkitSERV U.S., Deriv/SERV and DTCC have entered into a Company Support Agreement for MarkitSERV to provide certain transitional support services to or on behalf of Deriv/SERV and DTCC (the “Company Support Agreement”); and

d.      MarkitSERV U.S., Deriv/SERV and DTCC have entered into a Collaboration Services Agreement for the parties to continue to provide certain services to the other (in the context of MarkitSERV), as have been provided prior to the date hereof (the “Collaboration Agreement”).

Necessity for Service. ******************************************************************** ***************** it is acknowledged by the parties that, pursuant to the Alliance Agreement, Deriv/SERV Support Agreement and Company Support Agreement, DTCC and its affiliates will continue to have a significant corporate and business interest in the uninterrupted operation of MarkitSERV business and the effective delivery of MarkitSERV services to (i) DTCC and its affiliates and (ii) the financial services industry generally, including to the customers and clients of Deriv/SERV and other operating subsidiaries of DTCC. It is further acknowledged by the parties that MarkitSERV has not had its own Legal Department since the formation of the joint venture in 2009, and that it will take some reasonable period of time for the MGL Legal Department to be able to fully, independently and competently handle all MarkitSERV legal requirements (or for MarkitSERV to establish its own Legal Department to do so). In light of these unique and urgent circumstances, it is agreed by the parties that, from and after the date hereof:

a.      the MGL Legal Department shall have primary responsibility for all MarkitSERV legal requirements;

b.      the DTCC Legal Department shall have sole responsibility for all DTCC legal requirements relating to the performance of its obligations under the Alliance Agreement, the Deriv/SERV Support Agreement and the Collaboration Agreement and its own immediate affairs relating to this Schedule A1; and

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been requested with respect to the omitted portions.

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c. the DTCC Legal Department shall assist the MGL Legal Department, on a transitional support basis, with respect to the legal matters set forth below:
Description of Service	Support services, and the supervision of outside counsel engaged by the MGL Legal Department (it being acknowledged that the DTCC Legal Department shall not engage external lawyers on behalf of MarkitSERV on new matters without the consent of the MGL Legal Department), in connection with the MarkitSERV business, in particular with the following areas of responsibility:
• ****
• ****
• ****
• ****
• ****
• ****
• ****
• ****
• ****
• ****
• ****

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been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED by Markit Ltd.

Responsibilities	- ****

- ****

- ****

- ****

- ****

- ****

- ****

- ****

- ****

- ****

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been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED by Markit Ltd.

- ****

- ****
Term of Service	************************************************************ ************************************************************ *****************************************
Fees associated with Service	The fees shall be ********** (current estimate budget is $******** per annum for all services), as may be adjusted below.

The parties shall review the services provided hereunder within one month following Closing and thereafter every 2 months (the “Legal Services Transition Reviews”). At such Legal Services Transition Reviews, the parties shall review the services that have been transitioned to MarkitSERV, and any agreed adjustments shall be made to the fees to reflect the reduced level of services being provided. *** ******************************************************************************** ************************************************************

Additional terms and conditions relating to Service

MGL and MarkitSERV shall, as expeditiously as possible, transition all legal support for MarkitSERV to the MGL Legal Department or a Legal Department established for MarkitSERV. To facilitate this process, MGL and MarkitSERV shall not be precluded from offering employment to attorneys in the DTCC Legal Department who have worked on legal matters for MarkitSERV. However, such attorneys shall not be obligated to accept such offers of employment.

Consultation with MGL Legal Department

Attorneys in the DTCC Legal Department providing support to the MGL Legal Department shall consult with their counterparts in the MGL Legal Department on all matters of material legal consequence and shall take direction from the MGL Legal Department when such direction is given.

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been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED by Markit Ltd.

Deriv/SERV Support Agreement

Schedule A2 – Transitional Billing1

Service Levels relating to the Billing Services provided to MarkitSERV by DTCC

Production and delivery of Billing File	On a monthly basis:

•        Using DSMatch trade data provided in #1 above, provide the ACI file to Markit Finance via FTP, which includes:

•        Price per trade per customer

•        Priced Volume Discounts per customer

•        Priced Credit Tear-ups per customer

•        File to be provided in current format before 11am Eastern, on Business Day 2 – see Attachment 2 for example of current format

Term	***********************************************************
Fees	The fees shall be ********** (current estimate budget is $****** per annum), and may be adjusted as services transition
Attachment 2 – ACI file sent via FTP

[1]	In addition to the specific Service Level Agreements set forth herein, with regard to Services to be provided by Deriv/SERV to MarkitSERV, the parties agree that they will work together in good faith subsequent to the Closing to create and maintain a working transition plan for such Services. Such transition plan shall provide for the documents, training and other matters necessary for full transition of such Services.

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been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED by Markit Ltd.

Deriv/SERV Support Agreement

Schedule A3 – Settlement and Collection1

Service Levels relating to the Billing Services provided to MarkitSERV by DTCC
Settlement – collection of outstanding customer amounts	On a monthly basis:

•       On a monthly basis, continue to collect, via the DTCC Settlement process, DSMatch Sales invoice amounts for the applicable customers (see Attachment 3 for the current list)

•       Excel file of clients and amounts to be collected to be sent by Markit Finance to DTCC on Business Day 10

•       Customer receipts to be deposited into the following MarkitSERV bank account on Business Day 15:

HSBC Bank USA, 75 Mamaroneck Avenue, White Plains, NY 10601

Routing Code: *********

Account Number: *********

Account Name: *********

SWIFT Code: *********

Term	**************************************************
Fees	The fees shall be ********** (current estimate budget is $***** per annum), and may be adjusted as services transition
Attachment 3 – Settlement customers

[1]	In addition to the specific Service Level Agreements set forth herein, with regard to Services to be provided by Deriv/SERV to MarkitSERV, the parties agree that they will work together in good faith subsequent to the Closing to create and maintain a working transition plan for such Services. Such transition plan shall provide for the documents, training and other matters necessary for full transition of such Services.

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been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED by Markit Ltd.

Deriv/SERV Support Agreement

Schedule B1 – Data Center and Infrastructure Support1

Data Center and Infrastructure Support		Term
Description of Services to be provided by DTCC

The Data Center services include mainframe, mid-tier for web-based applications and database servers, monitoring, systems management, fault detection and repair, backup/restore and problem escalation. Outside of planned code deployments and planned system maintenance as agreed with DTCC, all MarkitSERV managed services should be available (as they would be for DTCC). MarkitSERV managed services include DSMatch; FXMatcher; Novation Consent and MarkitSERV Portal, which shall be referred to herein as “MarkitSERV Services” or “Services”.

MarkitSERV depends upon the Data Center facilities and service for the running and delivery of its application services to its clients.

********

*********

************

***********

*******

*********

**********

********

********

*********** **************

******** *********** *********** *********** *****

Exception: The Services listed under the “Facilities” and “Tampa License” Sections below

•      MarkitSERV requires Data Center service and access from MarkitSERV’s clients to the MarkitSERV application services.

•      MarkitSERV requires service for their applications as specified in Appendix A, with timely, high quality, and efficient support from DTCC operations. Outside of planned code deployments and planned system maintenance as agreed with DTCC, all MarkitSERV services should be up and running as DTCC services would be.

•      MarkitSERV requires a detailed, documented escalation procedure for rapidly reporting and escalating all DTCC monitored application, system outages, and capacity and performance issues.

• Refer to Attachment B - “Production Incident Alert Procedures”.
• Problem Reporting, Escalation, and Resolution:

[1]

In addition to the specific Service Level Agreements set forth herein, with regard to Services to be provided by Deriv/SERV to MarkitSERV, the parties agree that they will work together in good faith subsequent to the Closing to create and maintain a working transition plan for such Services. Such transition plan shall provide for the documents, training and other matters necessary for full transition of such Services.

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been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED by Markit Ltd.

Fast and timely detection of Operational issues, restoration of service, and resolution of underlying problems is essential to meeting the high service level expected of MarkitSERV Services.	have a shorter term. See those Sections for details.

•  DTCC will monitor the MarkitSERV Services and notify MarkitSERV of issues degrading performance or impairing the access by MarkitSERV clients. Refer to Attachment B - “Production Incident Alert Procedures” for specific escalation times and procedures.

• DTCC will forward MarkitSERV a post mortem regarding all major production problems and/or any breaches of client confidentiality and any other production problems as requested by MarkitSERV.

•  Mark Green shall be the principal point of contact with respect to MarkitSERV Services (“appointee”). The appointee may only be removed or changed by DTCC upon giving MarkitSERV reasonable notice (such period not to be less than 6 months, unless the person voluntarily decides to leave DTCC). DTCC shall give due consideration to the reasonable representations of MarkitSERV in respect of the quality and/or performance of the appointee and in respect the credentials and qualifications of any proposed replacement. DTCC shall ensure that the appointee is dedicated to the co-ordination of the management and operation of the Services, the performance of DTCC’s obligations under this Agreement and the management of DTCC’s day-to-day relationship with MarkitSERV.

Change Management:

The availability and reliability of systems depend on effective planning of all changes to the infrastructure and service, including new implementations, and configuration changes. Proper change management is critical to meeting the expected levels of service. (Refer to Attachment A - “Software Configuration Management SLA”).

•  All moves, additions/deletions, and changes affecting the MarkitSERV services must be reviewed and approved through established DTCC and MarkitSERV change management procedures. MarkitSERV must attend the DTCC WEEKEND PLANNING MEETING.

• MarkitSERV shall have a right to veto any decisions proposed at such sessions to the extent such decision may have an adverse effect on the MarkitSERV services.

•  DTCC must notify MarkitSERV as soon as possible, but in any event not less than 3 days in advance of scheduled moves, additions/deletions and changes on DTCC systems which affect MarkitSERV services, including preventative maintenance, software patches and configuration changes, giving MarkitSERV the ability to assess risk and plan alternatives. DTCC shall notify MarkitSERV of all emergency changes as soon

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as possible, prior to implementation if possible.

•    All changes if applicable require fallback procedures that have been tested and reviewed prior to the change taking place; including plan to execute that mitigates all client downtime. (Refer to Attachment A - “Software Configuration Management SLA”).

Procurement of Equipment

Capital purchases required for MarkitSERV Services will be charged to MarkitSERV using the allocation method as agreed with MarkitSERV. Unless otherwise specified by MarkitSERV, all such purchases shall be made by DTCC (as DTCC purchases) in accordance with DTCC infrastructure standards and procurement procedures (such that they are leased by MarkitSERV).

Remote Access ************

•    DTCC will provide a remote access service to MarkitSERV using the DTCC’s standard remote access service. This will allow MarkitSERV employees to remote into various software services, such as MS Office, and other necessary applications. MarkitSERV employees incurring connectivity, login or access related problems will be supported during their normal business hours. MarkitSERV employees utilizing DTCC RDP PCs or other remote application development environments are supported in the same manner as all other DTCC employees.

•    The remote access infrastructure exists at all DTCC data center locations and is available 24X7. The scheduled maintenance window is usually ************ ************ unless otherwise stated. The maintenance and updates are done in a site by site approach so that user access is always available.

• It should be noted that major updates or changes that require access to be down for any period of time is scheduled and communicated to MarkitSERV in advance.
Service Levels relating to MarkitSERV Services	Detailed Service Level Agreements are specified in the table that follows. The Services are organized by Lines of Service corresponding to the Data Center Management Service Categories in the Change Management section above. The Expectations table identifies the Service Line, the Service Items within the Line, and the expected Service Level for service delivery.

• Planned changes refer to services, which are delivered according to normal business processes. Planned

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delivery covers the vast majority of situations, and represents the standard service level expectation.

•    Emergency changes refer to the extreme situations where the normal business processes are not sufficient to meet business objectives. Emergency delivery represents the service level that should be observed during extreme situations.

In the table below, Expectations are specific to the corresponding Service Items.

DTCC shall monitor its performance against the Service Levels and those Services provided hereunder (and other schedules) to the extent those Services contain a performance metric and provide a report to MarkitSERV setting out the level of performance against the foregoing, such reports to be provided within 5 Business Days of each calendar month.

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Service Lines	Service Items / Description	Request Expectations Planned
Backups	DTCC will:

	1. Develop, implement and schedule procedures to backup and retain application mainframe data for the appropriate retention periods.	1 – 3 Ongoing

2. Restore application data from backups upon requests from MarkitSERV as soon as practicable and in any event within 7 days.

3. Provides MarkitSERV with timely notification in change in Policy and Procedures regarding data storage.
Facilities	DTCC will:

	1. Provide adequate raised floor space for MarkitSERV’s servers, communications and storage systems located at ADC and PDC.	1 – 6 Ongoing

2.      Provide controlled physical access to data center space allotted to MarkitSERV. DTCC shall obtain prior permission from MarkitSERV when access is required or notify MarkitSERV when emergency access is required.

3. Maintain environment in accordance with equipment manufacturer specifications

4. Provide environment monitoring and HVAC

5. Install dual UPS power sources to equipment.

6. Track data center assets for MarkitSERV. To protect the integrity of the data, MarkitSERV will supply to DTCC, in a timely manor, all changes in asset status.

******************************************************* ******************************************
Monitoring MarkitSERV Services	1. Monitoring, Event Exception tracking and Outage Escalations of the MarkitSERV Services is provided by DTCC support personnel. Refer to Attachment C – “MarkitSERV SLA”.	1. See Attachment B (Production Incident Alert Procedures) and Attachment C

	2. DTCC will notify MarkitSERV’s support staff of any issues related to the MarkitSERV applications and determine action to resolve issue in each case as soon as practicable.	2. As per Section 1.2

	3. Monitoring and Outage Escalations of the MarkitSERV Mainframe applications is provided by DTCC IT Operations.	3. See Attachment B & Attachment C

	4. DTCC IT Operations will follow the escalation notification list provided by MarkitSERV.	4. As needed

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	5. MarkitSERV will review, update and distribute the support escalation lists quarterly.	5. Quarterly

	6. DTCC will produce & disseminate mainframe & distributed systems event log daily.	6. Daily
Disaster Recovery	1. Provide MarkitSERV with schedule of planned disaster recovery tests, including scope and objectives of each exercise at least 30 days in advance of such tests	1. Ongoing

	2. Provide MarkitSERV with an opportunity for its staff to participate in planned exercises	2. Upon Request

	3. MarkitSERV to schedule testing time and participate in Mini DR test. DTCC BCP team will coordinate testing in conjunction with the MarkitSERV ADM Seconded staff members.	3. Upon Request
Performance Testing

1.      MarkitSERV must follow the established performance and load testing of Web applications deployed into the DTCC DMZ. DTCC must sign-off on all performance test results save where sign-off is required urgently by MarkitSERV so as to avoid any adverse impact on the MarkitSERV services, in which case where DTCC fails to promptly provide such sign-off MarkitSERV may provide such sign-off. Refer to Attachment D – “WTG Web Performance Testing Process”

Ongoing
Process Management	1. For new application request, MarkitSERV must provide DTCC with an Infrastructure Assessment form. Refer to Attachment E – “Infrastructure Engagement Request”.	Ongoing
Change Management

1.      Change requests submitted by MarkitSERV to IT Operations must be acknowledged in writing (email), notify of scheduled date and notify upon completion. MarkitSERV will provide change management notification to its

2.      MarkitSERV will follow the DTCC SCM process for all application migrations. Also all application requests must be initiated in the DTCC request systems

1 & 2 See Attachment A – “Software Configuration Management SLA” clients of any service interruptions.

	3. DTCC will notify MarkitSERV of any changes during service interruptions.	3 & 4 - weekly

4.      MarkitSERV will have the right to attend DTCC weekend planning meeting and DTCC shall provide agendas at least 3 Business Days prior to such meetings (in particular any issues which may adversely affect the MarkitSERV services)

5. As held.

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	5. If applicable DTCC to attend MarkitSERV change management meetings	6. Ongoing.

6. DTCC will track all changes
Performance Monitoring	1. Maintain data in historical database for trend analysis • Provide database performance statistics-i.e. TOP CPU hogs and produce reports with recommendations	1. See Attachment C – MarkitSERV SLA

• DTCC will provide quarterly reports listing “Privileged Batch Jobs” to review and return comments

Such reports will be provided to MarkitSERV as directed by MarkitSERV from time to time
Technical Support	DTCC will: 1. Provide on-site assistance in emergencies for reset of equipment.	1-3 Ongoing

2. Provide remote access to equipment for designated MarkitSERV employees through DTCC remote access system.

	3. Provide Production technical support and resolution during MarkitSERV’s full Production window hours. DerivServ services are available 6x24 with a down window from Saturday 1500 thru Sunday 1500.	3.1 See Attachment B – “Production Incident Alert Procedures”
3.1. Problem resolution and escalation.
Data Center Outage	1. MarkitSERV requires notification from DTCC immediately upon DTCC identification of a Data Center Outage. 2. MarkitSERV will open a ticket to notify DTCC of an outage.	1 & 2 See Attachment B – “Production Incident Alert Procedures

	3. DTCC will provide outage postmortem documentation for all major outages.	3. Two business days

	4. MarkitSERV will participate in Postmortem/ and or taskforce meetings when requested and provide actions to prevent issue further.	4. When requested

	5. MarkitSERV will participate in DTCC major production problem summary meeting.	5. Quarterly
Problem Reporting	1. MarkitSERV will contact DTCC Operations regarding any problems, questions or service changes. This could include any operability or availability issues, non-provision of service issues.	1. Ongoing

	2. A ticket will be opened with the CSC Group by MarkitSERV or DTCC depending on the origin of problem to track each problem to resolution and post mortem response	2. & 3. See Attachment B – “Production Incident Alert Procedures”

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CONFIDENTIAL TREATMENT REQUESTED by Markit Ltd.

3. Track and update tickets to reflect status and actions of all requests; provide acknowledgement of each request to MarkitSERV
Problem Resolution	1. DTCC will begin actions to restore service upon detection of any failure or problem	1. See Attachment B – “Production Incident Alert Procedures”

	2. DTCC will initiate root cause analysis for Hardware failures	2. 1 business day

	3. DTCC will prioritize and schedule all vendor service calls	3. 1 business day

	4. DTCC will repair or swap equipment, troubleshoot potential data communications or software problems, load new or diagnostic software	4. 1 business day, as per change control calendar

	5. DTCC will collaborate with MarkitSERV on resolution of issues	5. Ongoing
Point of Contact for Operations	1. MarkitSERV to be included in production problem bridge line 2. Contact Command Center	1 & 2, See Attachment B “Production Incident Alert Procedures”
Tampa License	Continued access to Tampa (and related services) as currently provided by DTCC for up to 16 MarkitSERV staff. Current services include:	Ongoing

• Provisioning access to DTCC office facilities by MarkitSERV employees.

• Use of Markit owned rack containing communication equipment supporting Markit’s CISCO IP Phone and intranet connectivity. MarkitSERV employees do not make use of any DTCC supplied equipment.

•      Periodic assistance from DTCC infrastructure to support changes with Markit’s vendors and periodic power down / power up of Markit’s communication equipment. The equipment is managed remotely by Markit networking staff.

******************************************************* ***********************************************
Other	• DTCC will not re-establish the maximum allowable downtimes for MarkitSERV services without explicit instruction and/or agreement from MarkitSERV	Ongoing

• Current RTO/RPO are:

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CONFIDENTIAL TREATMENT REQUESTED by Markit Ltd.

• Triplicate redundancy utilizing PDC, ADC, and RDC

• ≤ 2 hrs recovery for full failover

• ≤ 2 minutes of data loss

• DTCC will continue to support Participant DR testing
Fees associated with Service

•        The fee for the Services provided under this Schedule B1 from the date hereof through the end of calendar year 2013 shall be equal to (i) $**************(ii) *********** (it be acknowledged that these fees are annual fees and shall be adjusted accordingly to reflect the period between Closing and December 31, 2013). This fee is based on mainframe usage of **************** or less in the product environment and ************ or less in the test environment. An additional $*********** shall be added to the amount in clause (i) above for mainframe usage in excess of these amounts.

•        The parties have agreed the above fee based on the understanding that MarkitSERV’s current usage is approximately ********** or less. The parties will review and verify this as soon as possible following Closing and, if appropriate, adjust the fees accordingly.

•        The fee for the Services provided under this Schedule B1 in calendar years 2014 and beyond needs to be agreed by the parties in accordance with the procedures set forth in Section 2.3 of the Deriv/SERV Support Agreement (except that, with respect to the fees for calendar year 2014, the consultation period shall begin no later than May 1, 2013 and any amendment shall be executed by the Parties no later than June 1, 2013).

• Also for the 12 month period post-Closing an aggregate fee of $****** will be charged for the Services provided under the “Tampa License” Section of this Schedule.

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*** Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has

been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED by Markit Ltd.

Deriv/SERV Support Agreement

Schedule B2 – Long Term Tier 2 Customer Service1

MarkitSERV SLA- A – MarkitSERV / DTCC SLA – Customer Support Center[2]
Description of Service to be provided

The Customer Support Center (CSC) provides first-line technical support to internal DTCC employees and external clients across four environments: Mainframe, PC/LAN, Web and Remote Access (internal only).

Term of provision of Service	******************************************************************************* ********
Fees associated with such Service	The fees shall be ************** (current estimate budget is $******* per annum)
Service Levels relating to such Service

Service Levels relating to such Service:

DTCC will provide:

Where the CSC receives a call that is DSMatch Trade Confirmation and/or Novation Consent related, this call will be passed to the MarkitSERV Client Services team, in most cases immediately, but within ************ in every case.

** The method by which this information will be passed along to the MarkitSERV Client Services group is via the MarkitSERV Client Services hotline number

1	In addition to the specific Service Level Agreements set forth herein, with regard to Services to be provided by Deriv/SERV to MarkitSERV, the parties agree that they will work together in good faith subsequent to the Closing to create and maintain a working transition plan for such Services. Such transition plan shall provide for the documents, training and other matters necessary for full transition of such Services.
2	To the extent there are any changes to the internal DTCC group names, this Agreement shall be construed accordingly.

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been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED by Markit Ltd.

(Performance metrics shall be provided to MarkitSERV on the above in the monthly SLA Report)
Additional terms and conditions relating to such Service	None.

MarkitSERV SLA- B – MarkitSERV / DTCC SLA – Participant Interface Planning (PIP)
Description of Service to be provided

Description of Service to be provided:

Amongst other responsibilities, the PIP group provides 1st and 2nd level support for external clients having issues with the MQ connections to and from DTCC.

Although a small percentage of MQ related issues requires escalation to other DTCC groups, MarkitSERV, on occasion, may need the assistance of those groups to assist in and/or resolve certain issues.

Provides technical assistance to customers that require MQ setups.

•      Works with other internal areas to process MQ request **********.

•      Schedules conference call with customer and coordinates information for setups.

•      Supplies customer with Customer Channel and Queue Name.

•      Coordinates connectivity testing “ping” test with customer. (Performance metrics shall be provided to MarkitSERV on the above in the monthly SLA Report)

Term of provision of Service	******************************************************************************** ********
Fees associated with such Service	The fees shall be ************* (current estimate budget is $******* per annum)
Service Levels relating to	Service Levels relating to such Service:

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been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED by Markit Ltd.

such Service

DTCC will continue to provide the same level of service provided to DSMatch currently:

Where the MarkitSERV Client Services group receives a call that is MQ related, the PIP group may be contacted to assist in troubleshooting the problem.

** The method by which MS Client Services will contact the PIP group is through the DTCC hotline number

Additional terms and conditions relating to such Service	None.

MarkitSERV SLA- C – MarkitSERV / DTCC SLA – Enterprise Service Center (ESC)
Description of Service to be provided

Description of Service to be provided:

If applicable, sets up Autoroute product numbers to send corresponding output reports to the customer. A/R setups will be sent from Implementation.

Amongst other responsibilities, the ESC group provides 1st and 2nd level support for external clients having issues receiving certain reports from DTCC.

Although a small percentage of these issues will require escalation to other DTCC groups, MarkitSERV, on occasion, may need the assistance of those groups to assist in and/or resolve certain issues.

(Performance metrics shall be provided to MarkitSERV on the above in the monthly SLA Report)

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been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED by Markit Ltd.

Term of provision of Service	************************************************************************* ********************
Fees associated with such Service	The fees shall be ************* (current estimate budget is $****** per annum)
Serviced Levels relating to such Service

Service Levels relating to such Service:

DTCC will continue to provide the same level of service provided to Deriv/SERV currently:

Where the MarkitSERV Client Services group receives a call about not receiving certain DerivSERV reports, the ESC group may be contacted to assist in troubleshooting the problem.

** The method by which MS Client Services will contact the ESC group is through the DTCC hotline number

Additional terms and conditions relating to such Service	None.

MarkitSERV SLA- D – MarkitSERV / DTCC SLA – Account Administration
Description of Service to be provided

Description of Service to be provided:

Amongst other responsibilities, the Account Administration Group and/or DTCC Global Sanctions Screening Team shall:

•       **************************************************************************
 ********

•      Assigns the Organization ID and client account number(s) for prospective clients.

•      Assigns client account number(s) for additional fund requests.

•      Prepares, validates, and distributes Weekly Membership Update Bulletin wherein new

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been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED by Markit Ltd.

entities/accounts are announced, along with other changes to existing client profiles, e.g., account additions, product additions, name changes, account terminations. (Note: Certain clients have requested to be exempt from publications.)

Term of provision of Service	****************************************************************************** ********
Fees associated with such Service	The fees shall be ********** (current estimate budget is $****** per annum)
Service Levels relating to such Service	Service Levels relating to such Service: DTCC will provide: Continued support to the MarkitSERV organization at the level of support given to Deriv/SERV. See attached (appendix A) for current SLA.
Additional terms and conditions relating to such Service	None.

MarkitSERV SLA- E – MarkitSERV / DTCC SLA – DTCC Operations
Description of Service to be provided	Description of Service to be provided: • Provide support to Bulk Novation and Account Swing Event Setup. • Perform Mainframe updates to client profiles for access to MarkitSERV DSMatch reports.
Term of provision of Service	****************************************************************************** ********
Fees associated with such	The fees shall be ********** (current estimate budget is $****** per annum)

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CONFIDENTIAL TREATMENT REQUESTED by Markit Ltd.

Service
Service Levels relating to such Service	Service Levels relating to such Service: DTCC will provide: Continued support to the MarkitSERV organization at the level of support given to Deriv/SERV.
Additional terms and conditions relating to such Service	None.

MarkitSERV SLA- F – MarkitSERV / DTCC SLA – Registration Support Group (RSG)
Description of Service to be provided

Description of Service to be provided:

•     Sets up (Super) Access Coordinators based on Implementation’s requests.

•     Works directly with customers to create client profiles for (Super) Access Coordinators on Common Registration System (CRS), i.e., web environment. Supports clients with entitlement issues.

•     Allows MarkitSERV staff access to leverage Common Registration System (CRS).

Performance metrics shall be provided to MarkitSERV on the above in the monthly SLA Report

Term of provision of Service	******************************************************************************* ********
Fees associated with such Service	The fees shall be ********** (current estimate budget is $******* per annum
Service Levels relating to	Service Levels relating to such Service:

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been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED by Markit Ltd.

such Service	DTCC will provide: Continued support to the MarkitSERV organization at the level of support given to Deriv/SERV.
Additional terms and conditions relating to such Service	None.

MarkitSERV SLA- G – MarkitSERV / DTCC SLA – COGNOS Reporting Support: ADM
Description of Service to be provided

Description of Service to be provided:

•    Ensure database replication, availability, and performance

•    Monitor scheduled tasks for failures

•    Manually abort jobs which are not executing properly

•    Incorporate Trade Confirmation database changes to the Cognos replicated database soon after changes are implemented and ensure that the metadata is in synch.

•    Perform & execute the requests that PowerUsers at MarkitSERV cannot support (e.g. requests requiring SQL to be written). These requests will originate from a MarkitSERV PowerUser.

•    Create and enhance dashboards, portals, &/or cubes upon receiving written requirements from a MarkitSERV’s PowerUser.

•    Manage User access privileges.

•    Provide demo and training for MarkitSERV PowerUsers on new features of BI tool.

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CONFIDENTIAL TREATMENT REQUESTED by Markit Ltd.

• Communicate resource availability to MarkitSERV PowerUsers to ensure coverage.
Term of provision of Service	******************************************************************************** ***********************
Fees associated with such Service	The fees shall be ********** (current estimate budget is $******* per annum)
Service Levels relating to such Service	Service Levels relating to such Service: Cognos DTCC ADM will provide: Continued support to the MarkitSERV organization at the level of support given to Deriv/SERV.
Additional terms and conditions relating to such Service	None.

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been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED by Markit Ltd.

Deriv/SERV Support Agreement

Schedule B3 – ADM Mainframe1

ADM – This Schedule B3 to the Deriv/SERV Support Agreement is a Service Level Agreement between MarkitSERV and DTCC, and is meant to provide an explanation of technology based services provided to MarkitSERV by DTCC ADM.

Description of Service to be provided

•    The DTCC ADM Development Team (DTCC SLA FTEs) covered by this SLA will provide MarkitSERV with technology based expertise with respect to their given skillset. MarkitSERV is aware and desirous of the skills that these resources possess, and will be availed of their full services. DTCC shall ensure that such FTEs, who are named in Exhibit 1 hereto, are dedicated to MarkitSERV at all times.

•    The DTCC SLA FTEs will provide application support and development for CDS, Equities and Interest Rate confirmation processes for the Deriv/Serv mainframe application. Because there is a very strong relationship between the CDS confirmation application and the CDS warehouse, MarkitSERV and DTCC technology and product managers will meet regularly to identify and resolve any conflicts between the development priorities of the two services.

Responsibilities

Management

•    Manages application development workflow (i.e., software installation/migration support, production support, production coverage schedules, issue resolution)

•    Oversees functional and technical analysis, design and development activities

•    Acts as a liaison, communicating key issues between DTCC and MarkitSERV

•    Performs all official DTCC administrative tasks, including, performance reviews, salary adjustments, disciplinary actions, etc.

[1]	In addition to the specific Service Level Agreements set forth herein, with regard to Services to be provided by Deriv/SERV to MarkitSERV, the parties agree that they will work together in good faith subsequent to the Closing to create and maintain a working transition plan for such Services. Such transition plan shall provide for the documents, training and other matters necessary for full transition of such Services.

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CONFIDENTIAL TREATMENT REQUESTED by Markit Ltd.

•     Manages prioritization and backlogging of work requests

•     Provides work estimates for new and existing projects

•     Prepares a monthly status report for management review

Developers

Application Design:

•     Prepares functional specifications

•     Translates functional requirements into technical requirements

•     Participates in the design of new systems

Application Development:

•     Codes new and existing systems

•     Provides application and user support and performs troubleshooting

•     Provides production support as necessary

•     Executes unit testing to ensure code quality

•     Designs and develops documentation for developed code

•     Participates in system testing

Term of provision of Service	************************************************************************************* ************************************************************************************* *****************
Fees associated with such Service	The fees shall be ********************** (current estimate budget is $********* per annum (i.e., **********************))
Additional terms and conditions relating to such Service

•     All official administrative tasks, such as, performance reviews, salary adjustments, disciplinary actions, etc. will be performed by the DTCC SLA FTE Manager. DTCC reserves the right to take administrative actions with respect to the DTCC SLA FTE for reasons unrelated to MarkitSERV. MarkitSERV will provide input to DTCC regarding annual performance review process for these individuals

•     DTCC SLA FTEs will continue to conform with all DTCC processes, procedures and policies; e.g. CMMI, CISO policy, ADM procedures, etc.

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•    If a DTCC SLA FTE leaves DTCC, DTCC will provide a replacement possessing similar skills. Otherwise key resources can only be replaced with mutual agreement between the two parties (See Exhibit 1 for the list of Key SLA FTEs). DTCC shall give due consideration to the reasonable representations of MarkitSERV in respect of the quality and/or performance of the appointee and in respect the credentials and qualifications of any proposed replacement.

•    MarkitSERV may not attempt to hire a DTCC SLA FTE without securing prior permission in writing from a DTCC Officer.

•    Mainframe development for MarkitSERV is limited to DTCC SLA FTEs and consultants under their management.

Change Management

•    All installations, migrations and changes of software located on, or targeted for DTCC servers, must be reviewed and approved through DTCC change management procedures and conform to established DTCC migration and software development standards.

•    Changes will follow the currently established DTCC change management calendar. Changes will be raised and discussed during a weekly scheduled meeting.

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been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED by Markit Ltd.

Deriv/SERV Support Agreement

Schedule B4 – Mainframe Billing and Financial Services1

Service Levels relating to the Billing Services provided to MarkitSERV by DTCC
Extraction and delivery of DSMatch billable trades file

On a monthly basis:

•     Extraction of DSMatch trade data from Mainframe;

•     Application of rules to identify the billable trades, by billing type, and volume discount;

•     File to be sent to DTCC Billing on Business Day 1 in existing format – see Attachment 1 for example of current format

•     Ongoing maintenance of the rules/ tables

•     Development of the system/ tables for incorporation of new trade types and activities into billable trades file as applicable.

Term	***************************************************************** *****************************************************************
Fees	The fees shall be ********** (current estimate budget is $******* per annum), and may be adjusted as services transition

[1]	In addition to the specific Service Level Agreements set forth herein, with regard to Services to be provided by Deriv/SERV to MarkitSERV, the parties agree that they will work together in good faith subsequent to the Closing to create and maintain a working transition plan for such Services. Such transition plan shall provide for the documents, training and other matters necessary for full transition of such Services.

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been requested with respect to the omitted portions.